Acquisitions and Divestitures	12 Months Ended
Dec. 31, 2017
Business Combinations [Abstract]
Acquisitions and Divestitures [Text Block]
Note 2 – Acquisitions and Divestitures
Eagle Ford Gathering System
In May 2015, we acquired a gathering system comprised of approximately 140 miles of pipeline and a sour gas compression facility in the Eagle Ford Shale, included in our West segment, for $112 million. The acquisition was accounted for as a business combination, and the allocation of the acquisition-date fair value of the major classes of assets acquired includes $80 million of Property, plant, and equipment – net and $32 million of Intangible assets – net of accumulated amortization in the Consolidated Balance Sheet. Changes to the preliminary allocation disclosed in the second quarter of 2015 reflect an increase of $20 million in Property, plant, and equipment – net, and a decrease of $20 million in Intangible assets – net of accumulated amortization.
Sale of Geismar Interest
In July 2017, we completed the sale of Williams Olefins, L.L.C., a wholly owned subsidiary which owned our interest in the Geismar, Louisiana, olefins plant (Geismar Interest) for total consideration of $2.084 billion in cash. We received a final working capital adjustment of $12 million in October 2017. The assets and liabilities of the Geismar olefins plant were designated as held for sale within the NGL & Petchem Services segment during the first quarter of 2017. Upon closing of the sale, we entered into a long-term supply and transportation agreement with the purchaser to provide feedstock to the plant via its Bayou Ethane pipeline system. As a result of this sale, we recorded a gain of $1.095 billion in the third quarter of 2017. Following this sale, the cash proceeds were used to repay our $850 million term loan. Proceeds have also been funding a portion of the capital and investment expenditures that are a part of our growth portfolio.
The following table presents the results of operations for the Geismar Interest, excluding the gain noted above.

	Years Ended December 31,
	2017	2016
	(Millions)
Income (loss) before income taxes of the Geismar Interest	$26	$141

Sale of Canadian Operations
In September 2016, we completed the sale of subsidiaries conducting Canadian operations (such subsidiaries, the Canadian disposal group). Consideration received totaled $672 million, net of $13 million of cash divested and subject to customary working capital adjustments. Consideration also included $150 million in the form of a waiver of incentive distributions otherwise payable to Williams in the fourth quarter of 2016. The waiver recognizes certain affiliate contracts wherein our Canadian operations provided services to Williams. This noncash transaction is reflected as a decrease in General partner equity in the Consolidated Statement of Changes in Equity. The proceeds were primarily used to reduce borrowings on credit facilities.
During the second quarter of 2016, we designated these operations as held for sale. As a result, we measured the fair value of the disposal group as of June 30, 2016, resulting in an impairment charge of $341 million, reflected in Impairment of certain assets in the Consolidated Statement of Comprehensive Income (Loss). (See Note 16 – Fair Value Measurements, Guarantees, and Concentration of Credit Risk.) During the second half of 2016, we recorded an additional loss of $34 million at our NGL & Petchem Services segment upon completion of the sale, primarily reflecting revisions to the sales price and including an $11 million benefit related to transactions to hedge our foreign currency exchange risk on the Canadian proceeds, reflected in Other (income) expense – net within Costs and expenses in the Consolidated Statement of Comprehensive Income (Loss).
The following table presents the results of operations for the Canadian disposal group, excluding the impairment and loss noted above.

	Years Ended December 31,
	2017	2016
	(Millions)
Income (loss) before income taxes of the Canadian disposal group	$—	$(9)